Exhibit 99
Form 3 Joint Filer Information
1.
Name:        B/K Funds GP, LLC, General Partner of B/K Venture Capital LLP
Address:        43-46 Norre Gade, Suite 232
        St. Thomas, U.S. Virgin Islands  00802
Designated Filer:        B/K Venture Capital, LLP
Issuer & Ticker Symbol:        Axtive Corp. (AXTC)
Date of Event
Requiring Statement:        2/26/04
Signature:        By:        /s/ Ron Beneke
                        Ron Beneke, CEO
2.
Name:        B/K Operations, LLC, Manager of B/K Funds GP, LLC
Address:        43-46 Norre Gade, Suite 232
        St. Thomas, U.S. Virgin Islands  00802
Designated Filer:        B/K Venture Capital, LLP
Issuer & Ticker Symbol:        Axtive Corp. (AXTC)
Date of Event
Requiring Statement:        2/26/04
Signature:        By:        /s/ Ron Beneke
                        Ron Beneke, CEO
3.
Name:        B/K Holdings, LLC, indirect affiliate of B/K Operations, LLC
Address:        Box 1508
        St. Thomas, U.S. Virgin Islands  00804
Designated Filer:        B/K Venture Capital, LLP
Issuer & Ticker Symbol:        Axtive Corp. (AXTC)
Date of Event
Requiring Statement:        2/26/04
Signature:        By:        /s/ Ron Beneke
                        Ron Beneke, CEO
4.
Name:        Beneke/Krieg Company, L.P., Manager of B/K Holdings, LLC
Address:        43-46 Norre Gade, Suite 232
        St. Thomas, U.S. Virgin Islands  00802
Designated Filer:        B/K Venture Capital, LLP
Issuer & Ticker Symbol:        Axtive Corp. (AXTC)
Date of Event
Requiring Statement:        2/26/04
Signature:        By:  Beneke Companies, Inc., its General Partner
        By:        /s/ Ron Beneke
                        Ron Beneke, CEO
5.
Name:        Beneke Companies, Inc., General Partner of Beneke/Krieg
        Company, LP
Address:        43-46 Norre Gade, Suite 232
        St. Thomas, U.S. Virgin Islands  00802
Designated Filer:        B/K Venture Capital, LLP
Issuer & Ticker Symbol:        Axtive Corp. (AXTC)
Date of Event
Requiring Statement:        2/26/04
Signature:        By:        /s/ Ron Beneke
                        Ron Beneke, CEO
6.
Name:        Ron Beneke, an individual who exercises control over various
        Reporting Persons
Address:        43-46 Norre Gade, Suite 232
        St. Thomas, U.S. Virgin Islands  00802
Designated Filer:        B/K Venture Capital, LLP
Issuer & Ticker Symbol:        Axtive Corp. (AXTC)
Date of Event
Requiring Statement:        2/26/04
Signature:        By:        /s/ Ron Beneke
                        Ron Beneke
7.
Name:        Jane Beneke, 100% owner of the beneficial interest in Beneke
        Companies, Inc.
Address:        4201 Armstrong Parkway
        Dallas, TX  75205
Designated Filer:        B/K Venture Capital, LLP
Issuer & Ticker Symbol:        Axtive Corp. (AXTC)
Date of Event
Requiring Statement:        2/26/04
Signature:        By:        /s/ Jane Beneke
                        Jane Beneke

Note:  The persons set forth in items 1-7 above and B/K Venture Capital LLP are collectively referred to as the "Reporting Persons," or individually as a "Reporting Person."  The Reporting Persons may be deemed to constitute a
"group" for purposes of Section 13(d) of the Securities Exchange Act of 1934,
as amended (the "Exchange Act").